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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 MAY 16, 2000
                               (Date of Report)
                  Date of earliest event report: May 15, 2000

                     BRADLEY OPERATING LIMITED PARTNERSHIP
            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

       0-23065                                        04-3306041
(Commission File Number)                (I.R.S. Employer Identification  No.)

    40 SKOKIE BOULEVARD, SUITE 600                     60062-1626
        NORTHBROOK, ILLINOIS                           (Zip Code)
(Address of principal executive offices)

              Registrant's telephone number, including area code:
                                (847) 272-9800

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ITEM 5. OTHER EVENTS.

On May 15, 2000, Bradley Real Estate, Inc. ("Bradley"), the general partner of Bradley Operating Limited Partnership, and Heritage Property Investment Trust, Inc. ("Heritage") entered into an Agreement and Plan of Merger (the "Agreement") whereby Bradley will merge with and into a wholly-owned subsidiary of Heritage (the "Merger"). Pursuant to the terms of the Agreement, each of the outstanding shares of Bradley common stock will be exchanged for $22.00 per share cash. Each of the limited partners of Bradley Operating Limited Partnership will be offered the opportunity to receive the same cash consideration as the common stockholders, or $22.00 per unit, in exchange for their limited partnership interest. The holders of Bradley 8.4% Series A Convertible Preferred Stock will receive approximately $22.45815 per share cash for all outstanding shares in accordance with their terms, based on the conversion ratio into common stock of approximately 1.0208. The Agreement and the press release issued by Bradley are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

The Agreement has been unanimously approved by the Board of Directors of Bradley. The Merger is subject to various closing conditions including the approval of Bradley stockholders. It is anticipated that the transaction will close during the third quarter of 2000.

Bradley, its directors, executive officers and certain other members of management and employees may be soliciting proxies from Bradley stockholders in favor of the merger. As of the date of this communication, the officers and directors of Bradley each beneficially own less than 1% of the outstanding common stock of Bradley, other than Joseph E. Hakim who beneficially owns approximately 1.4%.

                                       2
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired:         Not Applicable

(b)  Pro Forma Financial Information:                   Not Applicable

(c)  Exhibits:

     2.1 Agreement and Plan of Merger, dated as of May 15, 2000, by and among Heritage Property Investment Trust, Inc., Heritage-Austen Acquisition, Inc. and Bradley Real Estate, Inc., incorporated by reference to
          Exhibit 2.1 of the Current Report on Form 8-K filed on May 16, 2000 by Bradley Real Estate, Inc.

     99.1 Press Release of Bradley Real Estate, Inc. dated May 15, 2000, incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed on May 16, 2000 by Bradley Real Estate, Inc.

                                       3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2000              BRADLEY OPERATING LIMITED PARTNERSHIP

                                By: BRADLEY REAL ESTATE, INC.



                                By: /s/ Thomas P. D'Arcy
                                    ------------------------------------
                                    Thomas P. D'Arcy
                                    Chairman and Chief Executive Officer

                                       4
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                                 EXHIBIT INDEX
                                 -------------

Exhibit
-------

2.1 Agreement and Plan of Merger, dated as of May 15, 2000, by and among Heritage Property Investment Trust, Inc., Heritage-Austen Acquisition, Inc. and Bradley Real Estate, Inc., incorporated by reference to Exhibit
       2.1 of the Current Report on Form 8-K filed on May 16, 2000 by Bradley Real Estate, Inc.

99.1 Press Release of Bradley Real Estate, Inc. dated May 15, 2000, incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed on May 16, 2000 by Bradley Real Estate, Inc.





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